USAA EMERGING MARKETS FUND Fund Shares/USEMX ■ Institutional Shares/UIEMX ■ Adviser Shares/UAEMX	SUMMARY PROSPECTUS October 1, 2015 As Supplemented December 1, 2015, and July 12, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated October 1, 2015, as supplemented December 1, 2015, and July 12, 2016, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Emerging Markets Fund (the Fund) seeks capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)

	Fund Shares	Inst. Shares	Adviser Shares
Redemption Fee (as a percentage of amount redeemed on shares held
less than 60 days)	None	None	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund’s performance relative
to a securities market index)	0.95%	0.97%	0.96%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.55%	0.30%	0.74%
Total Annual Operating Expenses	1.50%	1.27%	1.95%
Reimbursement From Manager	N/A	N/A	(0.20)%(a)
Total Annual Operating Expenses After Reimbursement	1.50%	1.27%	1.75%

(a) USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.75% of the Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after October 1, 2016.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$153	$474	$ 818	$1,791
Institutional Shares	$129	$403	$ 697	$1,534
Adviser Shares	$178	$593	$1,034	$2,259

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the

Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in the Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the Fund invests and could be more volatile than the performance of more geographically-diversified funds.

The Fund also is subject to over-the-counter (OTC) risk. OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

SIX-MONTH YTD TOTAL RETURN
1.13% (6/30/15)

BEST QUARTER*	WORST QUARTER*
35.11% 2nd Qtr. 2009	-28.92% 4th Qtr. 2008

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2014

	Past	Past	Past
	1 Year	5 Years	10 Years

Emerging Markets Fund Shares
Return Before Taxes	-7.10%	-1.42%	5.50%
Return After Taxes on Distributions	-7.21%	-1.50%	5.07%
Return After Taxes on Distributions and Sale of Fund Shares	-3.53%	-0.79%	4.69%

	Past	Past		Inception Date
	1 Year	5 Years		08/01/08

Emerging Markets Fund Institutional Shares
Return Before Taxes	-6.90%	-1.12%		-1.17%
	Past			Inception Date
	1 Year			08/01/10

Emerging Markets Fund Adviser Shares
Return Before Taxes	-7.29%			-2.75%
	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	08/01/08*

Indexes
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	-2.19%	1.78%	8.42%	1.08%
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)	-2.66%	2.51%	7.85%	0.95%

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Fund Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation in performance because of the difference.

The average annual total returns for the MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index from July 31, 2010, through December 31, 2014, were 1.64% and 2.19%, respectively. The performance of the MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index is calculated from the end of the month July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation in performance because of the difference.

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

SUBADVISERS

Lazard Asset Management (Lazard)

Victory Capital Management (Victory Capital)

Brandes Investment Partners, L.P. (Brandes)

PORTFOLIO MANAGER(S)

Lazard

Jai Jacob, a Managing Director, is a portfolio manager/analyst on Lazard’s Multi-Strategy team. Mr. Jacob has managed a portion of the Fund since October 2012.

James M. Donald, CFA, a Managing Director, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Mr. Donald has managed a portion of the Fund since October 2012.

Kevin O’Hare, CFA, a Managing Director, is a portfolio manager/analyst on Lazard’s Developing Markets Equity team, focusing on the technology, health care, telecommunications, and consumer discretionary sectors. Mr. O’Hare has managed a portion of the Fund since October 2012.

Stephen Marra, CFA, Senior Vice President, is a portfolio manager/analyst on Lazard’s Multi-Strategy team, specializing in strategy research. Mr. Marra has managed a portion of the Fund since October 2013.

Victory Capital

Margaret Lindsay is the CIO of Expedition Investment Partners, a Victory Capital investment franchise (“Expedition”). She has managed a portion of the Fund since October 2012.

Tiffany Kuo, CFA, is a Senior Portfolio Manager/Analyst for Expedition. Ms. Kuo has managed a portion of the Fund since October 2012.

Joshua Lindland, CFA, is a Senior Portfolio Manager/Analyst for Expedition. Mr. Lindland has managed a portion of the Fund since October 2012.

Brandes

Doug Edman, CFA, Director, Investments at Brandes has managed a portion of the Fund since October 2012.

Chris Garrett, CFA, Institutional Portfolio Manager at Brandes has managed a portion of the Fund since October 2012.

Louis Lau, CFA, Director, Investments at Brandes has managed a portion of the Fund since October 2012.

Mauricio Abadia, Senior Analyst at Brandes has managed a portion of the Fund since February 2016.

Gerardo Zamorano, CFA, Director, Investments at Brandes has managed a portion of the Fund since October 2012.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund through USAA Brokerage Services on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries, and if you have an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

•    Minimum initial purchase: $3,000

•    Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gain, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98052-0716

4